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EXHIBIT 10.47

                            UNSECURED PROMISSORY NOTE



$500,000.00                                                       March 31, 2003
                                                         Los Angeles, California


         FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (the "Lender") the principal amount of Five Hundred Thousand Dollars ($500,000.00) payable on March 31, 2004 (the "Maturity Date") either in cash or, in Borrower's discretion, in restricted common stock of Borrower ("Payment Shares") as computed below or, at the election of Borrower, partly in cash and partly in Payment Shares.

         If Borrower elects to pay the principal amount or any portion thereof in Payment Shares, the number of Payment Shares equal to such principal amount or the portion thereof to be paid in Payment Shares shall be computed on a price per share of eighty percent (80%) of the average share closing price of Borrower's common stock for the ten trading day period immediately preceding the Maturity Date. Each certificate representing the Payment Shares shall be endorsed with a legend in the following form (in addition to any legend required under applicable state securities laws):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED IN
          RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, HYPOTHECATED OR TRANSFERRED UNLESS (i) SUCH SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION IS MADE (a) IN CONFORMITY WITH THE REQUIREMENTS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 (the "Act"), OR
          (b) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN APPROPRIATE EXEMPTION FROM REGISTRATION, AND (ii) THE HOLDER OF THE SHARES DELIVERS TO SVI HOLDINGS, INC., A DELAWARE CORPORATION, A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO SVI IN FORM AND SUBSTANCE, THAT SUCH SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE ACT."

         The principal indebtedness evidenced by this Note shall be fully due and payable on the Maturity Date. Such payment shall be made to Lender at Lender's office in lawful money of the United States of America in immediately available funds or, as set forth above, in common stock of Borrower, or, in a combination of cash and common stock, not later than 11 a.m. (California Time) on the Maturity Date (which must be a Banking Day). All payments received after 11 a.m. (California Time) on any particular day which is not a Banking Day shall be deemed received on the next succeeding Banking Day.

         This Note may be prepaid whole or in part at any time without penalty.


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         The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LOCAL LAWS THEREOF.



                                            SVI SOLUTIONS, INC.,
                                            a Delaware corporation

                                            By: /s/ Barry Schechter
                                                ----------------------------
                                                Barry Schechter
                                                Chief Executive Officer






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